                                                                   Exhibit 10.36

                                  EXCHANGE AGREEMENT

     AGREEMENT, dated as of November16, 1998, among PolyVision Corporation, a New York corporation ("POLYVISION"), The Alpine Group, Inc., a Delaware corporation ("ALPINE"), and, if executed by such party in accordance with
Section 5.02, Kirkbi Projekt A/S ("KIRKBI," and each of Alpine and Kirkbi are sometimes referred to herein as a "TRANSFEROR" and together as the "TRANSFERORS").

                                   R E C I T A L S

     The Boards of Directors of each of the parties hereto, deeming it advisable for the benefit of each of the parties hereto and their respective stockholders that the Transferors exchange certain shares of preferred stock and certain indebtedness of PolyVision for shares of common stock of PolyVision and other preferred stock of PolyVision.

     THEREFORE, for and in consideration of the mutual agreements herein contained, the parties hereto agree as follows:


                                      ARTICLE I

                                     THE EXCHANGE

     1.01 TRANSFER AND EXCHANGE. Subject to and in accordance with the terms and conditions of this Agreement, on the date hereof

          (a) each of the Transferors shall transfer and deliver to PolyVision the number shares of the Series A Preferred Stock, par value $.01 per share, of PolyVision, together with accrued and unpaid dividends (the "SERIES A PREFERRED STOCK") as set forth on Exhibit A hereto, and PolyVision shall issue, transfer and deliver to the Transferors the number of duly authorized, validly issued, fully paid and nonassessable shares of Series B Convertible Preferred Stock, par value $.01 per share, of PolyVision, having the terms and conditions set forth on Exhibit B hereto (the "SERIES B PREFERRED STOCK"), and common stock, par value $.001 per share, of PolyVision ("POLYVISION COMMON STOCK"), each as set forth on Exhibit A hereto, and

          (b) Alpine shall transfer and deliver to PolyVision the principal amount of indebtedness of PolyVision as set forth on Exhibit A hereto (the "POLYVISION DEBT"), and PolyVision shall issue, transfer and deliver to Alpine the number of duly authorized, validly issued, fully paid and nonassessable shares of PolyVision Common Stock as set forth on Exhibit A hereto.

     1.02 THE CLOSING.  The closing of the transfer and exchange described in
Section 1.01 (the "CLOSING") shall take place at the offices of Alpine on the date hereof and, if



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executed after such date by Kirkbi in accordance with Section 5.02, then as to
Kirkbi on the date of execution by Kirkbi.

     1.03 DELIVERIES BY TRANSFERORS

     At the Closing, the Transferors, as applicable, shall deliver to
PolyVision:

     (a) certificates representing the Series A Preferred Stock to be exchanged, duly endorsed in blank, in proper form for transfer; and

     (b) evidence of the surrender and cancellation of the PolyVision Debt in form and substance reasonably satisfactory to counsel to each of the parties.

     1.04 DELIVERIES BY POLYVISION. PolyVision shall deliver to the Transferors, as applicable, against delivery of the Series A Preferred Stock and PolyVision Debt to be exchanged hereunder, and in payment of all accrued and unpaid dividends on such Series A Preferred Stock,

     (a) certificates registered in the name of each Transferors representing the appropriate number of shares PolyVision Common Stock as set forth on Exhibit A, and

     (b) certificates registered in the name of each Transferors representing the appropriate number of shares Series B Preferred Stock as set forth on Exhibit A.

                                      ARTICLE II

                     REPRESENTATIONS, WARRANTIES AND AGREEMENTS
                                 OF THE TRANSFERORS

     Each Transferor represents and warrants to, and agrees with, PolyVision as follows:

     2.01 VALIDITY OF TRANSACTION. Such Transferor has all requisite power and authority to execute, deliver, and perform this Agreement and to transfer and deliver to PolyVision the shares of Series A Preferred Stock and the PolyVision Debt, as applicable. All necessary corporate proceedings of such Transferor have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by such Transferor, is the legal, valid, and binding obligation of such Transferor, and is enforceable as to such Transferor in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by such Transferor for the execution, delivery, or performance of this Agreement by such Transferor. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which such Transferor is a party, or by which any of its


                                          2
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properties or assets is bound, is required for the execution, delivery, or performance by such Transferor of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement; and the execution, delivery, and performance of this Agreement by such Transferor will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or by-laws of such Transferor, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on such Transferor or to which any of its operations, business, properties, or assets is subject. Such Transferor has good and marketable title to the shares of Series A Preferred Stock and the PolyVision Debt being transferred by it hereunder, as applicable.

     2.02 FINDER OR BROKER. Neither such Transferor nor any person acting on behalf of such Transferor has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated hereby.

     2.03 ACCREDITED INVESTOR. Such Transferor is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the "SECURITIES ACT").

     2.04 INVESTMENT INTENT. Such Transferor is acquiring the shares of PolyVision Common Stock and Series B Preferred Stock pursuant hereto for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act. Such Transferor understands that such shares of PolyVision Common Stock and Series B Preferred Stock are "restricted securities" and have not been registered for sale under the Securities Act or qualified under applicable state securities laws and that the PolyVision Common Stock and Series B Preferred Stock will be delivered to such Transferor pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in this Article II are given with the intention that PolyVision may rely thereon for purposes of claiming such exemptions. Such Transferor understands that it must bear the economic risk of its investment in PolyVision for an indefinite period of time, as the PolyVision Common Stock and Series B Preferred Stock cannot be sold unless registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

     2.05 TRANSFER OF SHARES. Such Transferor will not sell or otherwise dispose of any PolyVision Common Stock or Series B Preferred Stock unless (a) a registration statement with respect thereto has become effective under the Securities Act and such shares have been qualified under applicable state securities laws or (b) there is presented to PolyVision notice of the proposed transfer and, if PolyVision so requests, there is also presented to PolyVision a legal opinion reasonably satisfactory to PolyVision that such registration and qualification are not required. Such Transferor consents that the transfer agent for the PolyVision Common Stock and Series B Preferred Stock may be instructed not to transfer the PolyVision Common Stock or Series B Preferred Stock acquired pursuant hereto unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the PolyVision Common Stock or Series B Preferred Stock acquired pursuant hereto (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability and stating in substance:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION IS AVAILABLE."

PolyVision shall, upon the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new certificate without such legend if (i) the security evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or (ii) such holder shall have delivered to such Transferor a legal opinion reasonably satisfactory to such Transferor to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

                                     ARTICLE III

              REPRESENTATIONS, WARRANTIES, AND AGREEMENTS OF POLYVISION

     PolyVision represents and warrants to, and agrees with, the Transferors as follows:

     3.01 VALIDITY OF TRANSACTION. PolyVision has all requisite power and authority to execute, deliver, and perform this Agreement and to issue and sell to the Transferors the shares of PolyVision Common Stock and Series B Preferred Stock. All necessary corporate proceedings of PolyVision have been duly taken to authorize the execution, delivery, and performance of this Agreement, and the issuance and sale to the Transferors of the shares of PolyVision Common Stock and Series B Preferred Stock. This Agreement has been duly authorized, executed, and delivered by PolyVision, is the legal, valid, and binding obligation of PolyVision, and is enforceable as to PolyVision in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal or stock exchange is required by PolyVision for the execution, delivery, or performance of this Agreement by PolyVision. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which PolyVision is a party, or by which any of


                                          4
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its properties or assets is bound, is required for the execution, delivery, or performance by PolyVision of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement; and the execution, delivery, and performance of this Agreement by PolyVision will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or by-laws of PolyVision, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on PolyVision or to which any of its operations, business, properties, or assets is subject. The shares of PolyVision Common Stock and Series B Preferred Stock have been duly authorized and, upon receipt by PolyVision from the Transferors of the Series A Preferred Stock and the PolyVision Debt being transferred pursuant to this Agreement, will be validly issued, fully paid, and nonassessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal, and the Transferors will receive good title to the shares of PolyVision Common Stock and Series B Preferred Stock, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, and voting trusts (other than any created by such Transferor).

     3.02 FINDER OR BROKER. Neither PolyVision nor any person acting on behalf of PolyVision has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated herein.

     3.03 ACCREDITED INVESTOR. PolyVision is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     3.04 FULL DISCLOSURE. All documents filed by PolyVision pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") since December 31, 1993 (i) were prepared in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, (ii) did not at the time they were filed contain any untrue statement of a material fact, and (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. From the date as of which information is given in the most recent report filed by PolyVision under the Exchange Act to the date of this Agreement, there has not been any material adverse change in, or any adverse development which materially affects, the business, results of operations, or financial condition of PolyVision and its subsidiaries taken as a whole.

                                      ARTICLE IV

                               COVENANTS OF POLYVISION

     4.01 REGISTRATION OF THE POLYVISION COMMON STOCK. PolyVision will use its best efforts to effect the registration under the Securities Act of the PolyVision Common Stock issued hereunder and issuable upon conversion of the Series B Preferred Stock as requested by Alpine from time to time, but not sooner than 180 days after the Closing Date. In addition,


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

PolyVision shall advise the Transferors by written notice at least thirty days prior to the filing of any registration statement under the Securities Act covering securities of PolyVision (except with respect to registration statements on Form S-4, Form S-8 or similar forms) and will, upon the request of any Transferor, include in any such registration statement such information as may be required to permit a public offering of the PolyVision Common Stock, subject to any restrictions imposed by any managing underwriter in connection with an underwritten public offering on behalf of PolyVision. In connection therewith, PolyVision will:

     (a) promptly prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to the PolyVision Common Stock and use its best efforts to cause such registration statement to become effective;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current for a period sufficient to enable the Transferors to complete the distribution of the PolyVision Common Stock covered by such registration statement, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Transferors thereof as set forth in such registration statement;

     (c) furnish to the Transferors such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the Transferors may reasonably request in order to facilitate the disposition of the PolyVision Common Stock owned by the Transferors;

     (d) use its best efforts to register or qualify the PolyVision Common Stock under the securities or blue sky laws of such jurisdictions of the United States as the Transferors may reasonably request and do any other related acts which may be reasonably necessary to enable the Transferors to consummate the disposition in such jurisdictions of the PolyVision Common Stock owned by the Transferors; PROVIDED, HOWEVER, that PolyVision will not be required to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4.02(d); (ii) subject itself to taxation in any jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

     (e) notify the Transferors at any time when a prospectus relating to the PolyVision Common Stock is required to be delivered under the Securities Act, of the happening of any event as a result of which, or the fact that, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of a Transferor, PolyVision will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of PolyVision Common Stock, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;



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

     (f) use its best efforts to cause the PolyVision Common Stock to be listed or quoted on each securities exchange or interdealer quotation system on which similar securities issued by PolyVision are then listed or quoted;

     (g) provide a transfer agent for all such PolyVision Common Stock not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements on customary terms) and take all such other actions as the Transferors may reasonably request in order to expedite or facilitate the disposition of the PolyVision Common Stock; and

     (i) make available for inspection by the Transferors or any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or any other agent retained by the Transferors or any such underwriter, all financial and other records, pertinent corporate documents and properties of PolyVision, and cause PolyVision's officers, directors, and employees to supply all information reasonably requested by the Transferors, any such underwriter, attorney, accountant, or agent in connection with such registration statement.

     4.02 REGISTRATION EXPENSES. All expenses ("REGISTRATION EXPENSES") incident to PolyVision's performance of or compliance with this Article IV with respect to any registration of the PolyVision Common Stock will be borne by PolyVision, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, the expense of any audit, and the expenses and fees for listing or quoting the securities to be registered on each securities exchange or interdealer quotation system on which similar securities issued by PolyVision are then listed or quoted. Notwithstanding the foregoing, however, all underwriters' discounts and commissions in respect of the sale of PolyVision Common Stock and the fees and disbursements of counsel for the Transferors, shall be paid by the Transferors.

     4.03 PRECONDITIONS TO PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. Neither of the Transferors may participate in any underwritten registration hereunder unless it (i) agrees to its securities on the basis provided in any customary underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

     4.04 INDEMNIFICATION AND CONTRIBUTION.

     (a) PolyVision shall indemnify and hold harmless the Transferors and each of their officers, directors, employees, agents, partners, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities, joint or several (or actions in respect thereof),


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including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which the PolyVision Common Stock was registered under the Securities Act or in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any other violation by PolyVision of the Securities Act or any state securities law in connection with any such registration, and shall reimburse each such person entitled to indemnification under this Section 4.04(a) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, or action, as and when such expenses are incurred; PROVIDED, HOWEVER, that PolyVision shall not be liable to any such person in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to PolyVision by such person, specifically for use therein.

     (b) Each Transferor shall indemnify PolyVision and each of PolyVision's officers, employees, agents, directors, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, joint or several, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which the PolyVision Common Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, preliminary prospectus, or amendment or supplement thereto solely in reliance upon and in conformity with written information furnished to PolyVision by such Transferor specifically for use therein, and to reimburse such persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, as and when such expenses are incurred.

     (c) If (i) an indemnified party makes a claim for indemnification pursuant to this Section 4.04 (subject to the limitations hereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case or (ii) an indemnified party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then PolyVision (including for this purpose any contribution made by or on


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behalf of any director of PolyVision, any officer of PolyVision who signed the registration statement, and any controlling person of PolyVision) as one entity and the Transferors (including for this purpose any contribution by or on behalf of a person who would be indemnified by PolyVision) as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, so that PolyVision and the Transferors are each responsible for the proportion thereof which reflects as nearly as possible the relative fault of the Transferors and PolyVision in connection with the facts which resulted in such losses, liabilities, claims, damages, or expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Transferors or by PolyVision, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. Anything in this Section 4.04 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This
Section 4.04 is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

     (d) Each party entitled to indemnification under this Section 4.04 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has knowledge of the commencement of any action, proceeding, or investigation in respect of which indemnity or reimbursement may be sought as provided above; PROVIDED, HOWEVER, that the failure of such Indemnified Party to notify the Indemnifying Party with respect to a particular action, proceeding, or investigation shall not relieve the Indemnifying Party from any obligation or liability (i) which it may have pursuant to this Agreement to the extent that the Indemnifying Party is not prejudiced by the failure to notify or (ii) which it may have otherwise than pursuant to this Agreement. The Indemnifying Party shall promptly assume the defense of any Indemnified Party with counsel reasonably satisfactory to such Indemnified Party, and the fees and expenses of such counsel shall be at the sole cost and expense of the Indemnifying Party. The Indemnified Party will cooperate with the Indemnifying Party in the defense of any action, proceeding, or investigation for which the Indemnifying Party assumes the defense. Notwithstanding the foregoing, any such Indemnified Party shall have the right to employ separate counsel of its own selection in any such action, proceeding, or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (x) the Indemnifying Party has agreed to pay such fees and expenses, (y) the Indemnifying Party shall have failed promptly to assume the defense of such action, proceeding, or investigation and employ counsel reasonably satisfactory to such Indemnified Party, or (z) in the reasonable judgment of such Indemnified Party there may be one or more defenses available to such Indemnified Party which are not available to the Indemnifying Party in respect of such action, proceeding, or investigation, in which case the Indemnifying Party shall not have the right to assume the defense of such action, proceeding, or investigation


                                          9
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on behalf of such Indemnified Party.  An Indemnifying Party who is not entitled to, or elects not to, assume the defense of an action, proceeding, or investigation shall not be obligated to pay the fees and expenses of more than one counsel and appropriate local counsel for all parties indemnified by such Indemnifying Party pursuant to this Section 4.04 with respect to the same action, proceeding, or investigation, unless in the reasonable judgment of any such Indemnified Party a conflict of interest may exist between such Indemnified Party and any other such Indemnified Party with respect to such action, claim, or proceeding. The Indemnifying Party shall not be liable for the settlement by any Indemnified Party of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not enter into any settlement in any action, suit, or proceeding to which an Indemnified Party is party unless such settlement includes a general release of the Indemnified Party, with no payment by the Indemnified Party of consideration.

                                      ARTICLE V

                                    MISCELLANEOUS

5.01 NOTICES. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested), by an overnight courier service which obtains a receipt to evidence delivery, or by facsimile transmission (provided that written confirmation of receipt is provided), addressed to the appropriate party at the following addresses (or such other address as any party may designate to the other in accordance with the aforesaid procedure):

     (a)  if to Alpine:

          The Alpine Group, Inc.
          1790 Broadway
          New York, New York 10019
          Attention:  Stewart H. Wahrsager, Esq.
          Fax:  (212) 757-3423

     (b)  if to Kirkbi, at the address set forth on the signature page hereof.

     (c)  if to PolyVision:

          PolyVision Corporation
          48-62 36th Street
          Long island City, NY 11101
          Attention: Joseph A. Menniti, President and CEO
          Fax: (718) 786-9310


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

All notices and other communications sent by overnight courier service shall be deemed to have been given as of the second Business Day after delivery thereof to such courier service, those given by facsimile transmission shall be deemed given when sent, and all notices and other communications sent by mail shall be deemed given as of the fifth Business Day after the date of deposit with the United States Postal Service. As used herein, "BUSINESS DAY" shall mean any day other than Saturday, Sunday, or any other day when banks in New York City are required or permitted by law or other governmental actions to be closed.

     5.02 BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall become binding on and inure to the benefit of Alpine and PolyVision upon execution by such parties. This Agreement shall become binding on Kirkbi and inure to its benefit, and Kirkbi shall become a party hereto, only if and when it executes this Agreement, provided that Kirkbi executes this Agreement within 30 days after the date hereof. This Agreement shall be binding on each party hereto and any successor of a party in accordance with the following sentence. Neither the Transferors nor PolyVision may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a corporation which has succeeded to substantially all of the business and assets of such party and has assumed in writing its obligations under this Agreement. Without limiting the generality of the foregoing, any transferee of PolyVision Common Stock shall have the rights set forth in Article IV, and such rights shall be enforceable against PolyVision by such transferees as third party beneficiaries.

     5.03 AMENDMENTS AND WAIVERS. Neither this Agreement nor any term hereof may be changed or waived (either generally or in a particular instance and either retroactively or prospectively) absent the written consent of the Transferors and PolyVision.

     5.04 EXPENSES. Each of the Transferors and PolyVision will be responsible for the payment of all expenses incurred by it in connection with the preparation, execution, and delivery of this Agreement, any other documents relating to the transactions contemplated by this Agreement, and the consummation of the transactions herein described, except that PolyVision shall reimburse Alpine on demand for Alpine's reasonable costs and expenses in connection with the preparation and negotiation of this Agreement and such other documents, including legal fees and expenses and the cost of any fairness opinion obtained by Alpine in connection with the transactions contemplated hereby.

     5.05 SURVIVAL OF REPRESENTATIONS, ETC. The representations, warranties, covenants, and agreements made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions herein described, regardless of any investigation made at any time by or on behalf of any of the parties hereto.

     5.06 DELAYS OR OMISSIONS; WAIVER. No delay or omission to exercise any right, power, or remedy accruing to either of the Transferors or PolyVision upon any breach or default by the other under this Agreement shall impair any such right, power, or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

     5.07 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect thereto are merged herein.

     5.08 COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws rules or principles.

     5.09 FURTHER ACTIONS. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.This Agreement has been duly executed on the date hereinabove set forth.

                              THE ALPINE GROUP, INC.


                              By /s/ Bragi F. Schut
                                 ------------------------------
                                 Name:  Bragi F. Schut
                                 Title: Executive Vice President


                              POLYVISION CORPORATION



                              By /s/ Joseph A. Menniti
                                 ------------------------------
                                 Name:  Joseph A. Menniti
                                 Title: President and CEO


                              KIRKBI PROJEKT A/S

                                 /s/ Bjarne Ammitzboll Nielsen
                              By /s/ Georg Jensen
                                 ----------------------------------------------
                                 Name:  Bjarne Ammitzboll Nielsen/Georg Jensen

                               Address: Aastvej I
                                       ------------------------
                                        DK-7190 Billund
                                       ------------------------
                                        Denmark
                                       ------------------------

                                      EXHIBIT A



POLYVISION PREFERRED STOCK (SERIES B LIQUIDATION PREFERENCE $50 PER SHARE)
--------------------------------------------------------------------------------------------------------------------------
                    EXISTING:                                         EXCHANGED FOR:
------------------  ---------------  -----------      -----------     ---------------   -------------------   ------------
                    SERIES A                                          SERIES B          SERIES B
                    PREFERRED STOCK  LIQUIDATION        ACCRUED       PREFERRED STOCK   PREFERRED STOCK       COMMON STOCK
                    (SHARES)         VALUE             DIVIDENDS      (SHARES)          (LIQUIDATION VALUE)   (SHARES)
------------------  ---------------  -----------      -----------     ---------------   -------------------   ------------
ALPINE                    1,009,177  $25,229,425      $5,532,931           246,000          $12,300,000               -0-
------------------  ---------------  -----------      -----------     ---------------   -------------------   ------------
KIRKBI                       20,076      501,900         110,069             1,951               97,550          102,888
------------------  ---------------  -----------      -----------     ---------------   -------------------   ------------
TOTAL                     1,029,253  $25,731,325      $5,643,000           247,951          $12,397,550          102,888
------------------  ---------------  -----------      -----------     ---------------   -------------------   ------------


POLYVISION DEBT                                                            EFFECTIVE EXCHANGE PRICE
------------------- ------------------- --------------                     ------------------------ ------------
                    EXISTING:           EXCHANGED FOR:                     LIQUIDATION VALUE        $25,731,325
------------------- ------------------- --------------                     ------------------------ ------------
                    POLYVISION DEBT                                        ACCRUED DIVIDENDS          5,643,000
                    (PRINCIPAL AND      COMMON STOCK                       -------------------------------------
                    INTEREST)           (SHARES)                           POLYVISION DEBT            7,388,940
------------------- ------------------- --------------                     ------------------------ ------------
ALPINE              $7,388,940          5,171,977                          TOTAL                    $38,763,265
------------------- ------------------- --------------                     ------------------------ ------------
KIRKBI                   - 0 -              - 0 -                          SHARES ISSUABLE            9,407,382
------------------- ------------------- --------------                     ------------------------ ------------
TOTAL               $7,388,940          5,171,977                          EFFECTIVE EXCHANGE PRICE       $4.12
------------------- ------------------- --------------                     ------------------------ ------------
